UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:     811-06302

Cohen & Steers Realty Shares, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2022

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2022. The total returns for Cohen & Steers Realty Shares, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2022	Year Ended December 31, 2022
Cohen & Steers Realty Shares:
Class A	–7.85%	–25.17%
Class C	–8.13%	–25.65%
Class I	–7.71%	–24.96%
Class L	–7.71%	–24.96%
Class R	–7.91%	–25.28%
Class Z	–7.67%	–24.90%
FTSE Nareit All Equity REITs Index[a]	–7.14%	–24.95%
S&P 500 Index[a]	2.31%	–18.11%

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in any index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS REALTY SHARES, INC.

Market Review

In the 12-month period that ended December 31, 2022, real estate securities declined along with financial assets broadly. The economy slowed and inflation climbed to a 40-year high amid lingering supply chain issues and as Russia’s invasion of Ukraine led to a pronounced increase in food and energy prices as well as heightened economic uncertainty. Bond yields rose meaningfully in what was one of the worst bond bear markets on record. In an effort to reduce demand to check persistently high inflation, the Federal Reserve aggressively raised its benchmark lending rate and shifted its policy toward quantitative tightening.

The sharp increases in interest rates during the year were particularly unsettling for REITs, which underwent a valuation reset even though real estate has not seen significant speculation or aggressive leverage. While all real estate sectors experienced negative total returns, fundamentals for most property types remained healthy, with rising demand and limited new supply (as indicated by data showing high occupancy rates) allowing landlords to raise rents. And although a deceleration in REIT earnings is anticipated given expectations for a recession, cash flows are nevertheless projected to be resilient in 2023, particularly compared to the broad equity market.

Fund Performance

The Fund had a negative total return in the period and performed in line with the FTSE Nareit All Equity REITs Index (with the exception of Class A, Class C and Class R shares, which underperformed).

Despite inflationary headwinds, retail-focused REITs outperformed as the strong job market and a decline in oil prices in the year’s second half bolstered consumer discretionary spending. Free standing REITs benefited from relatively low multiples; these companies also have defensive cash flow characteristics, which helped in the challenging macro environment. Shopping centers also defended well, driven by rising occupancies and rents. Security selection and an overweight allocation in free standing REITs contributed to the Fund’s relative performance. A beneficial overweight in the regional mall sector also contributed, although an underweight in shopping centers offset this.

Hotel REITs outperformed, supported by rising leisure and business travel demand. Also, hotels are among the shorter-lease-duration property types, which characteristically allows the sector to adjust rents rapidly in inflationary environments. The Fund’s overweight allocation in hotels/gaming aided relative performance.

Self storage companies modestly trailed the benchmark despite healthy demand (and despite their short-duration leases, which can quickly adjust amid inflationary conditions) on the prospect that a slowing economy could erase the occupancy gains the sector experienced during the pandemic. Stock selection in the self storage sector contributed to relative performance; the portfolio favored the index’s largest storage constituent, which investors generally viewed as a safe haven. Toward year-end, the company reported an increased average length of stay as a greater proportion of customers sought out storage due to lack of space (rather than relocating).

Health care was a modest outperformer. Improving senior housing occupancies translated into higher rates charged to existing tenants, but the sector also contended with labor issues and a decline in venture capital targeting life sciences (which will potentially weigh on future lab space demand). The

COHEN & STEERS REALTY SHARES, INC.

portfolio’s security selection in health care detracted from relative performance, although a favorable overweight allocation in the sector partially offset this negative.

The more growth-oriented real estate sectors trailed the benchmark amid interest rate pressures. Data centers were caught up in the broader technology sector selloff. Performance notwithstanding, demand and pricing power for data centers remained strong, with expectations for increased occupancy and margin expansion in 2023. Stock selection in data centers detracted from performance, although a favorable underweight allocation in the sector partially offset this.

Industrial REITs also trailed for the year despite expectations for continued high rent growth in 2023. Infrastructure lagged amid challenges to near-term growth, including rising interest expenses, foreign exchange headwinds and higher international churn. The Fund’s security selection in the industrial sector contributed to relative returns due partly to overweight positions in a recovering cold storage company and a REIT that was taken private. An underweight and selection in infrastructure also contributed to the Fund’s relative returns.

Residential property companies lagged on concerns around softening rental and leasing rates. Manufactured home REITs trailed despite better-than-expected same-store revenues, boosted partly by high seasonal and transient RV sales. Single family homes underperformed on concerns about asset values and as companies faced rising property taxes in some states. Nevertheless, asking rents rose amid affordability issues in the for-sale home market, which are expected to continue to support leasing strength in the sector. Apartments trailed on softer rents in coastal markets and anticipated technology-related job losses. The portfolio’s overweight allocations to apartments and single family homes hindered relative performance.

Offices underperformed amid questions about future demand for space. Given tenants’ flexible work arrangements, office buildings remained less populated than they were before the pandemic. Office companies with assets concentrated in coastal markets were particularly hard hit amid layoffs at large technology companies. The Fund’s stock selection and underweight allocation in the office sector contributed to relative performance. In contrast, security selection in the diversified sector hindered relative performance, partly due to an out-of-index investment in a real estate services company; the company has substantial exposure to the transaction and leasing market, and it significantly declined in the year.

Also detracting from relative performance was the Fund’s underweight allocation in the specialty sector, which is composed of a handful of companies operating disparate businesses, several of which meaningfully outperformed in the period.

COHEN & STEERS REALTY SHARES,  INC.

Sincerely,

JON CHEIGH	JASON YABLON
Portfolio Manager	Portfolio Manager

MATHEW KIRSCHNER

Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REALTY SHARES, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment	Class L—Growth of a $10,000 Investment

COHEN & STEERS REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

Class R—Growth of a $10,000 Investment	Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2022

	Class A Shares	Class C Shares	Class I Shares	Class L Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–28.53%[a]	–26.39%[d]	—	—	—	—
1 Year (without sales charge)	–25.17%	–25.65%	–24.96%	–24.96%	–25.28%	–24.90%
5 Years (with sales charge)	—	—	—	—	—	—
5 Years (without sales charge)	—	—	—	5.76%	—	—
10 Years (with sales charge)	—	—	—	—	—	—
10 Years (without sales charge)	—	—	—	7.75%	—	—
Since Inception (with sales charge)[e]	2.20%[a]	2.90%	—	—	—	—
Since Inception (without sales charge)[e]	3.55%	2.90%	3.83%	10.79%	3.40%	3.91%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2022 prospectus were as follows: Class A—1.18% and 1.15%; Class C—1.83% and 1.80%; Class I—0.91% and 0.88%; Class L—0.93% and 0.88%; Class R—1.33% and 1.30% and Class Z—0.83% and 0.80%. Through June 30, 2024, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.88% for Class I shares, 0.88% for Class L shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

a Reflects a 4.50% front-end sales charge.

[b]

The Linked Benchmark is represented by the performance of the FTSE Nareit Equity REITs Index through March 31, 2019 and FTSE Nareit All Equity REITs Index thereafter. The FTSE Nareit Equity REITs Index contains all tax-qualified real estate investment trusts (REITs) except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

[c]

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

d Reflects a contingent deferred sales charge of 1.00%.

[e]	Inception date of July 2, 1991 for Class L and July 1, 2019 for Class A, C, I, R and Z shares.

COHEN & STEERS REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases payments; and (2) ongoing costs including investment advisory fees; distributions and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022—December 31, 2022.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period[a] July 1, 2022— December 31, 2022
Class A
Actual (–7.85% return)	$1,000.00	$921.50	$5.57
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.41	$5.85

Class C
Actual (–8.13% return)	$1,000.00	$918.70	$8.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.13	$9.15

Class I
Actual (–7.71% return)	$1,000.00	$922.90	$4.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.77	$4.48

Class L
Actual (–7.71% return)	$1,000.00	$922.90	$4.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.77	$4.48

Class R
Actual (–7.91% return)	$1,000.00	$920.90	$6.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.65	$6.61

Class Z
Actual (–7.67% return)	$1,000.00	$923.30	$3.88
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$4.08

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class L, Class R and Class Z annualized net expense ratios of 1.15%, 1.80%, 0.88%, 0.88%, 1.30% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS REALTY SHARES, INC.

December 31, 2022

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

Prologis, Inc.	$513,069,176	10.0

Welltower, Inc.	357,422,977	6.9

American Tower Corp.	355,879,250	6.9

Public Storage	354,313,144	6.9

Digital Realty Trust, Inc.	331,898,212	6.4

Simon Property Group, Inc.	327,294,698	6.4

Realty Income Corp.	273,075,220	5.3

Invitation Homes, Inc.	245,580,086	4.8

Crown Castle, Inc.	206,592,334	4.0

Sun Communities, Inc.	180,623,872	3.5

[a]	Top ten holdings (excluding short-term investments) are determined on the basis of the value of individual securities held.

Sector Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2022

		Shares	Value
COMMON STOCK	98.9%
COMMUNICATIONS—TOWERS	11.7%
American Tower Corp.		1,679,785	$355,879,250
Crown Castle, Inc.		1,523,093	206,592,334
SBA Communications Corp.		145,196	40,699,891

			603,171,475

CONSUMER, CYCLICAL—HOTELS, RESTAURANTS & LEISURE	0.8%
Boyd Gaming Corp.		789,204	43,035,294

REAL ESTATE	86.4%
DATA CENTERS	9.9%
Digital Realty Trust, Inc.		3,310,045	331,898,212
Equinix, Inc.		272,675	178,610,306

			510,508,518

HEALTH CARE	10.1%
Healthcare Realty Trust, Inc.,Class A		5,347,580	103,047,867
Healthpeak Properties, Inc.		2,400,635	60,183,920
Welltower, Inc.		5,452,677	357,422,977

			520,654,764

HOTEL	2.2%
Host Hotels & Resorts, Inc.		6,988,098	112,158,973

INDUSTRIALS	14.1%
Americold Realty Trust, Inc.		5,892,527	166,817,439
BG LLH, LLC (Lineage Logistics)[a]		484,807	45,693,013
Prologis, Inc.		4,551,310	513,069,176

			725,579,628

NET LEASE	7.1%
Realty Income Corp.		4,305,143	273,075,220
Spirit Realty Capital, Inc.		2,314,276	92,409,041

			365,484,261

OFFICE	2.2%
Highwoods Properties, Inc.		4,171,233	116,711,099

REAL ESTATE SERVICES	1.8%
Jones Lang LaSalle, Inc.[b]		593,370	94,565,377

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Shares	Value
RESIDENTIAL	21.8%
APARTMENT	11.5%
Apartment Income REIT Corp.		2,364,717	$81,133,440
Camden Property Trust		1,547,796	173,167,417
Essex Property Trust, Inc.		123,696	26,213,656
Mid-America Apartment Communities, Inc.		1,018,040	159,822,100
UDR, Inc.		3,964,302	153,537,416

			593,874,029

MANUFACTURED HOME	3.5%
Sun Communities, Inc.		1,263,104	180,623,872

SINGLE FAMILY	6.8%
American Homes 4 Rent, Class A		3,412,027	102,838,494
Invitation Homes, Inc.		8,285,428	245,580,086

			348,418,580

TOTAL RESIDENTIAL			1,122,916,481

SELF STORAGE	8.1%
Extra Space Storage, Inc.		444,770	65,461,248
Public Storage		1,264,546	354,313,144

			419,774,392

SHOPPING CENTERS	8.6%
COMMUNITY CENTER	2.2%
Kimco Realty Corp.		3,659,004	77,497,705
SITE Centers Corp.		2,704,253	36,940,096

			114,437,801

REGIONAL MALL	6.4%
Simon Property Group, Inc.		2,785,961	327,294,698

TOTAL SHOPPING CENTERS			441,732,499

TIMBER	0.5%
Weyerhaeuser Co.		808,950	25,077,450

TOTAL REAL ESTATE			4,455,163,442

TOTAL COMMON STOCK (Identified cost—$4,711,138,016)			5,101,370,211

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2022

		Shares	Value
SHORT-TERM INVESTMENTS	0.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 3.79%[c]		31,443,172	$31,443,172

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$31,443,172)			31,443,172

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$4,742,581,188)	99.5%		5,132,813,383
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5		23,526,067

NET ASSETS	100.0%		$5,156,339,450

Glossary of Portfolio Abbreviations

REIT	Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

[a]

Restricted security. Aggregate holdings equal 0.9% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $29,791,406. Security value is determined based on significant unobservable inputs (Level 3).

[b]	Non-income producing security.
[c]	Rate quoted represents the annualized seven-day yield.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

ASSETS:
Investments in securities, at value (Identified cost—$4,742,581,188)	$5,132,813,383
Receivable for:
Fund shares sold	22,156,084
Dividends	16,021,053
Investment securities sold	5,552,038
Other assets	50,950

Total Assets	5,176,593,508

LIABILITIES:
Payable for:
Fund shares redeemed	11,180,888
Investment securities purchased	4,447,824
Investment advisory fees	2,952,387
Shareholder servicing fees	354,893
Administration fees	178,657
Distribution fees	3,416
Directors’ fees	2,023
Other liabilities	1,133,970

Total Liabilities	20,254,058

NET ASSETS	$5,156,339,450

NET ASSETS consist of:
Paid-in capital	$4,812,769,036
Total distributable earnings/(accumulated loss)	343,570,414

$5,156,339,450

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2022

CLASS A SHARES:
NET ASSETS	$94,969,612
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,624,690

Net asset value and redemption price per share	$58.45

Maximum offering price per share ($58.45 ÷ 0.955)[a]	$61.20

CLASS C SHARES:
NET ASSETS	$20,250,036
Shares issued and outstanding ($0.001 par value common stock outstanding)	347,774

Net asset value and offering price per share[b]	$58.23

CLASS I SHARES:
NET ASSETS	$1,335,117,973
Shares issued and outstanding ($0.001 par value common stock outstanding)	22,842,917

Net asset value, offering and redemption price per share	$58.45

CLASS L SHARES:
NET ASSETS	$3,561,219,209
Shares issued and outstanding ($0.001 par value common stock outstanding)	60,909,842

Net asset value, offering and redemption price per share	$58.47

CLASS R SHARES:
NET ASSETS	$5,214,235
Shares issued and outstanding ($0.001 par value common stock outstanding)	89,141

Net asset value, offering and redemption price per share	$58.49

CLASS Z SHARES:
NET ASSETS	$139,568,385
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,384,113

Net asset value, offering and redemption price per share	$58.54

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2022

Investment Income:
Dividend income	$172,326,122

Expenses:
Investment advisory fees	53,124,829
Distribution fees—Class A	229,690
Distribution fees—Class C	179,321
Distribution fees—Class R	28,784
Shareholder servicing fees—Class A	91,876
Shareholder servicing fees—Class C	59,774
Shareholder servicing fees—Class I	1,249,509
Shareholder servicing fees—Class L	5,230,087
Administration fees	3,289,474
Transfer agent fees and expenses	965,717
Shareholder reporting expenses	687,219
Registration and filing fees	466,967
Directors’ fees and expenses	239,449
Professional fees	108,150
Custodian fees and expenses	58,849
Miscellaneous	198,201

Total Expenses	66,207,896
Reduction of Expenses (See Note 2)	(3,460,440)

Net Expenses	62,747,456

Net Investment Income (Loss)	109,578,666

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments in securities	293,515,435
Net change in unrealized appreciation (depreciation) on investments in securities	(2,563,919,864)

Net Realized and Unrealized Gain (Loss)	(2,270,404,429)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,160,825,763)

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Change in Net Assets:
From Operations:
Net investment income (loss)	$109,578,666	$50,754,078
Net realized gain (loss)	293,515,435	614,562,282
Net change in unrealized appreciation (depreciation)	(2,563,919,864)	1,983,285,131

Net increase (decrease) in net assets resulting from operations	(2,160,825,763)	2,648,601,491

Distributions to Shareholders:
Class A	(6,377,058)	(2,657,011)
Class C	(1,298,578)	(697,549)
Class I	(94,216,381)	(54,561,462)
Class L	(303,146,936)	(269,208,030)
Class R	(342,620)	(222,717)
Class Z	(9,067,480)	(3,611,794)

Total distributions	(414,449,053)	(330,958,563)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(1,426,155,840)	617,135,066

Total increase (decrease) in net assets	(4,001,430,656)	2,934,777,994
Net Assets:
Beginning of year	9,157,770,106	6,222,992,112

End of year	$5,156,339,450	$9,157,770,106

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,			For the Period July 1,2019[a] through December 31, 2019
Per Share Operating Data:	2022	2021	2020
Net asset value, beginning of period	$83.43	$60.99	$66.10	$65.57

Income (loss) from investment operations:

Net investment income (loss)[b]	0.98	0.44	1.03	1.11

Net realized and unrealized gain (loss)	(21.76)	25.02	(3.41)	5.10

Total from investment operations	(20.78)	25.46	(2.38)	6.21

Less dividends and distributions to shareholders from:

Net investment income	(0.87)	(0.49)	(1.06)	(0.81)

Net realized gain	(3.33)	(2.53)	(1.56)	(4.87)

Tax return of capital	—	—	(0.11)	—

Total dividends and distributions to shareholders	(4.20)	(3.02)	(2.73)	(5.68)

Net increase (decrease) in net asset value	(24.98)	22.44	(5.11)	0.53

Net asset value, end of period	$58.45	$83.43	$60.99	$66.10

Total return[c,d]	–25.17%	42.22%	–3.14%	9.63%[e]

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class A
	For the Year Ended December 31,			For the Period July 1,2019[a] through December 31, 2019
Ratios/Supplemental Data:	2022	2021	2020

Net assets, end of period (in millions)	$95.0	$88.8	$16.6	$5.8

Ratios to average daily net assets:

Expenses (before expense reduction)	1.18%	1.18%	1.22%	1.20%[f]

Expenses (net of expense reduction)	1.15%	1.15%	1.15%	1.15%[f]

Net investment income (loss) (before expense reduction)	1.40%	0.56%	1.72%	3.39%[f,g]

Net investment income (loss) (net of expense reduction)	1.43%	0.59%	1.79%	3.44%[f,g]

Portfolio turnover rate	32%	41%	62%	91%[e]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Not annualized.
[f]	Annualized.
[g]	The annualized ratios of net investment income to average daily net assets may not be indicative of operating results for a full year.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,			For the Period July 1, 2019[a] through December 31, 2019
Per Share Operating Data:	2022	2021	2020
Net asset value, beginning of period	$83.10	$60.82	$65.98	$65.57

Income (loss) from investment operations:

Net investment income (loss)[b]	0.48	(0.03)	0.73	0.91

Net realized and unrealized gain (loss)	(21.61)	24.95	(3.48)	5.09

Total from investment operations	(21.13)	24.92	(2.75)	6.00

Less dividends and distributions to shareholders from:

Net investment income	(0.41)	(0.11)	(0.74)	(0.72)

Net realized gain	(3.33)	(2.53)	(1.56)	(4.87)

Tax return of capital	—	—	(0.11)	—

Total dividends and distributions to shareholders	(3.74)	(2.64)	(2.41)	(5.59)

Net increase (decrease) in net asset value	(24.87)	22.28	(5.16)	0.41

Net asset value, end of period	$58.23	$83.10	$60.82	$65.98

Total return[c,d]	–25.65%	41.34%	–3.78%	9.28%[e]

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,			For the Period July 1, 2019[a] through December 31, 2019
Ratios/Supplemental Data:	2022	2021	2020

Net assets, end of period (in millions)	$20.3	$25.3	$6.1	$1.6

Ratios to average daily net assets:

Expenses (before expense reduction)	1.83%	1.83%	1.87%	1.85%[f]

Expenses (net of expense reduction)	1.80%	1.80%	1.80%	1.80%[f]

Net investment income (loss) (before expense reduction)	0.66%	(0.08)%	1.20%	2.79%[f,g]

Net investment income (loss) (net of expense reduction)	0.69%	(0.05)%	1.27%	2.84%[f,g]

Portfolio turnover rate	32%	41%	62%	91%[e]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Not annualized.
[f]	Annualized.
[g]	The annualized ratios of net investment income to average daily net assets may not be indicative of operating results for a full year.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,			For the Period July 1, 2019[a] through December 31, 2019
Per Share Operating Data:	2022	2021	2020
Net asset value, beginning of period	$83.45	$61.01	$66.15	$65.57

Income (loss) from investment operations:

Net investment income (loss)[b]	1.13	0.55	1.21	0.84
Net realized and unrealized gain (loss)	(21.73)	25.12	(3.46)	5.45

Total from investment operations	(20.60)	25.67	(2.25)	6.29

Less dividends and distributions to shareholders from:

Net investment income	(1.07)	(0.70)	(1.22)	(0.84)

Net realized gain	(3.33)	(2.53)	(1.56)	(4.87)

Tax return of capital	—	—	(0.11)	—

Total dividends and distributions to shareholders	(4.40)	(3.23)	(2.89)	(5.71)

Net increase (decrease) in net asset value	(25.00)	22.44	(5.14)	0.58

Net asset value, end of period	$58.45	$83.45	$61.01	$66.15

Total return[c]	–24.96%	42.62%	–2.90%	9.75%[d]

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,			For the Period July 1, 2019[a] through December 31, 2019
Ratios/Supplemental Data:	2022	2021	2020

Net assets, end of period (in millions)	$1,335.1	$1,507.4	$753.4	$302.0

Ratios to average daily net assets:

Expenses (before expense reduction)	0.92%	0.91%	0.95%	0.93%[e]

Expenses (net of expense reduction)	0.88%	0.88%	0.88%	0.88%[e]

Net investment income (loss) (before expense reduction)	1.61%	0.71%	2.03%	2.43%[e,f]

Net investment income (loss) (net of expense reduction)	1.65%[e]	0.74%[e]	2.10%[e]	2.48	%e,f,

Portfolio turnover rate	32%	41%	62%	91%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.
[f]	The annualized ratios of net investment income to average daily net assets may not be indicative of operating results for a full year.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class L
	For the Year Ended December 31,
Per Share Operating Data:	2022	2021	2020	2019	2018
Net asset value, beginning of year	$83.48	$61.03	$66.16	$58.20	$64.45

Income (loss) from investment operations:

Net investment income (loss)[a]	1.07	0.49	1.08	1.08	1.23
Net realized and unrealized gain (loss)	(21.69)	25.19	(3.32)	17.48	(3.70)[b]

Total from investment operations	(20.62)	25.68	(2.24)	18.56	(2.47)

Less dividends and distributions to shareholders from:

Net investment income	(1.06)	(0.70)	(1.22)	(0.83)	(1.12)
Net realized gain	(3.33)	(2.53)	(1.56)	(9.77)	(2.66)
Return of capital	—	—	(0.11)	—	—

Total dividends and distributions to shareholders	(4.39)	(3.23)	(2.89)	(10.60)	(3.78)

Net increase (decrease) in net asset value	(25.01)	22.45	(5.13)	7.96	(6.25)

Net asset value, end of year	$58.47	$83.48	$61.03	$66.16	$58.20

Total return[c]	–24.96%	42.61%	–2.88%	32.90%	–4.20%[b]

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class L
	For the Year Ended December 31,
Ratios/Supplemental Data:	2022	2021	2020	2019	2018

Net assets, end of year (in billions)	$3.5	$7.4	$5.4	$4.0	$3.7

Expenses (before expense reduction)	0.93%	0.93%	0.97%	0.95%	1.00%[b]

Expenses (net of expense reduction)	0.88%	0.88%	0.88%	0.92%	1.00%[b]

Net investment income (loss) (before expense reduction)	1.47%	0.62%	1.76%	1.56%	1.98%

Net investment income (loss) (net of expense reduction)	1.52%	0.67%	1.85%	1.59%	1.98%

Portfolio turnover rate	32%	41%	62%	91%	63%

[a]	Calculation based on average shares outstanding.
[b]

During the reporting period the Fund settled legal claims against two issuers of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlements. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(3.81). Additionally, the expense ratio includes extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to average daily net assets would have been 0.97%. Excluding the proceeds from and expenses relating to the settlements, the total return would have been -4.35%.

[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,			For the Period July 1, 2019[a] through December 31, 2019
Per Share Operating Data:	2022	2021	2020
Net asset value, beginning of period	$83.47	$61.03	$66.13	$65.57

Income (loss) from investment operations:

Net investment income (loss)[b]	0.82	0.24	0.80	0.96
Net realized and unrealized gain (loss)	(21.72)	25.13	(3.28)	5.20

Total from investment operations	(20.90)	25.37	(2.48)	6.16

Less dividends and distributions to shareholders from:

Net investment income	(0.75)	(0.40)	(0.95)	(0.73)
Net realized gain	(3.33)	(2.53)	(1.56)	(4.87)
Tax return of capital	—	—	(0.11)	—

Total dividends and distributions to shareholders	(4.08)	(2.93)	(2.62)	(5.60)

Net increase (decrease) in net asset value	(24.98)	22.44	(5.10)	0.56

Net asset value, end of period	$58.49	$83.47	$61.03	$66.13

Total return[c]	–25.28%	42.02%	–3.31%	9.55%[d]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$5.2	$6.7	$2.5	$2.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.33%	1.33%	1.37%	1.35%[e]

Expenses (net of expense reduction)	1.30%	1.30%	1.30%	1.30%[e]

Net investment income (loss) (before expense reduction)	1.16%	0.30%	1.31%	3.10%[e,f]

Net investment income (loss) (net of expense reduction)	1.19%	0.33%	1.38%	3.15%[e,f]

Portfolio turnover rate	32%	41%	62%	91%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.
[f]	The annualized ratios of net investment income to average daily net assets may not be indicative of operating results for a full year.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,			For the Period July 1, 2019[a] through December 31, 2019
Per Share Operating Data:	2022	2021	2020
Net asset value, beginning of period	$83.55	$61.06	$66.17	$65.57

Income (loss) from investment operations:

Net investment income (loss)[b]	1.24	0.73	1.84	1.62
Net realized and unrealized gain (loss)	(21.82)	25.03	(4.04)	4.70

Total from investment operations	(20.58)	25.76	(2.20)	6.32

Less dividends and distributions to shareholders from:

Net investment income	(1.10)	(0.74)	(1.24)	(0.85)
Net realized gain	(3.33)	(2.53)	(1.56)	(4.87)
Tax return of capital	—	—	(0.11)	—

Total dividends and distributions to shareholders	(4.43)	(3.27)	(2.91)	(5.72)

Net increase (decrease) in net asset value	(25.01)	22.49	(5.11)	0.60

Net asset value, end of period	$58.54	$83.55	$61.06	$66.17

Total return[c]	–24.90%	42.73%	–2.81%	9.80%[d]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$139.6	$112.4	$39.4	$0.5

Ratios to average daily net assets:

Expenses (before expense reduction)	0.83%	0.83%	0.87%	0.85%[e]

Expenses (net of expense reduction)	0.80%	0.80%	0.80%	0.80%[e]

Net investment income (loss) (before expense reduction)	1.78%	0.96%	3.13%	5.09%[e,f]

Net investment income (loss) (net of expense reduction)	1.81%	0.99%	3.20%	5.14	%e f

Portfolio turnover rate	32%	41%	62%	91%[d]

[a] Inception date.

[b] Calculation based on average shares outstanding.

[c] Return assumes the reinvestment of all dividends and distributions at net asset value.

[d] Not annualized.

[e] Annualized.

[f]  The annualized ratios of net investment income to average daily net assets may not be indicative of operating results for a full year.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund’s investment objective is total return through investment in real estate securities. The authorized shares of the Fund are divided into seven classes designated Class A, C, F, I, L, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock
Real Estate—Industrials	$679,886,615	$—	$45,693,013	[a]	$725,579,628
Other Industries	4,375,790,583	—	—		4,375,790,583
Short-Term Investments	—	31,443,172	—		31,443,172

Total Investments in Securities[b]	$5,055,677,198	$31,443,172	$45,693,013		$5,132,813,383

[a]	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
[b]	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock— Real Estate— Industrials
Balance as of December 31, 2021	$48,679,421
Change in unrealized appreciation (depreciation)	(2,986,408)

Balance as of December 31, 2022	$45,693,013

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2022 which were valued using significant unobservable inputs (Level 3) amounted to $(2,986,408).

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at December 31, 2022	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input[a]
Common Stock— Real Estate— Industrials	$45,693,013	Market Comparable Companies	Enterprise Value/ EBITDA[b] Multiple	21.2x	Increase

[a]

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of year end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

[b]	Earnings Before Interest, Taxes, Depreciation and Amortization.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2022, a portion of the dividends has been reclassified to distributions from net realized gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

necessary. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2022, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund up to $8.5 billion and 0.70% of such assets in excess of $8.5 billion.

For the year ended December 31, 2022 and through June 30, 2024, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.88% for Class I shares, 0.88% for Class L shares, 1.30% for Class R shares and 0.80% for Class Z shares.. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended December 31, 2022, fees waived and/or expenses reimbursed totaled $3,460,440.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the year ended December 31, 2022, the Fund incurred $2,834,355 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

There is a maximum initial sales charge of 4.50% for Class A shares, There is a maximum contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a maximum CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2022, the Fund has been advised that the distributor received $13,676, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $14,832 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes will be used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10%, 0.25%, 0.10% and 0.10% of the average daily net assets attributable to the Fund’s Class A, Class C, Class I and Class L shares, respectively. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $40,656 for the year ended December 31, 2022.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2022, totaled $2,242,097,125 and $3,775,440,292, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2022	2021
Ordinary income	$96,653,676	$71,169,280
Long-term capital gain	317,795,377	259,789,283

Total dividends and distributions	$414,449,053	$330,958,563

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2022, the tax basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$4,820,494,573

Gross unrealized appreciation on investments	$814,452,531
Gross unrealized depreciation on investments	(502,133,721)

Net unrealized appreciation (depreciation) on investments	$312,318,810

Undistributed ordinary income	$10,914,311

Undistributed long-term capital gains	$6,715,447

As of December 31, 2022, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, straddle deferrals and certain REIT dividends, and permanent book/tax differences primarily attributable to prior year REIT distribution adjustments and Fund redemptions used as distrbutions. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $79,715,960 and total distributable earnings/(accumulated loss) was charged $79,715,960. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 700 million shares of capital stock, at a par value of $0.001 per share, classified in seven classes as follows: 100 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 200 million of Class I capital stock, 200 million of Class L capital stock, 50 million of Class R capital stock and 50 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A:
Sold	1,212,703	$81,759,557	1,388,731	$103,625,350
Issued as reinvestment of dividends and distributions	90,276	5,643,264	30,535	2,372,294
Redeemed	(742,793)	(49,231,382)	(626,737)	(47,128,782)

Net increase (decrease)	560,186	$38,171,439	792,529	$58,868,862

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount

Class C:
Sold	125,434	$8,925,511	212,844	$15,809,624
Issued as reinvestment of dividends and distributions	18,198	1,134,824	7,533	585,579
Redeemed	(99,880)	(6,484,080)	(16,336)	(1,183,095)

Net increase (decrease)	43,752	$3,576,255	204,041	$15,212,108

Class I:
Sold	13,267,478	$908,243,480	9,158,737	$663,689,446
Issued as reinvestment of dividends and distributions	1,335,486	83,936,136	618,542	47,607,384
Redeemed	(9,823,570)	(650,670,473)	(4,061,452)	(290,008,493)

Net increase (decrease)	4,779,394	$341,509,143	5,715,827	$421,288,337

Class L:
Sold	15,132,439	$1,073,121,602	21,286,854	$1,569,477,587
Issued as reinvestment of dividends and distributions	4,652,633	296,009,454	3,439,927	263,543,180
Redeemed	(47,729,537)	(3,250,915,909)	(24,439,948)	(1,770,727,374)

Net increase (decrease)	(27,944,465)	$(1,881,784,853)	286,833	$62,293,393

Class R:
Sold	14,411	$969,556	45,745	$3,225,716
Issued as reinvestment of dividends and distributions	5,118	321,293	2,681	207,538
Redeemed	(10,967)	(740,198)	(8,216)	(583,973)

Net increase (decrease)	8,562	$550,651	40,210	$2,849,281

Class Z:
Sold	1,266,791	$88,926,749	1,054,809	$79,919,830
Issued as reinvestment of dividends and distributions	141,906	8,891,108	46,480	3,611,794
Redeemed	(369,757)	(25,996,332)	(401,469)	(26,908,539)

Net increase (decrease)	1,038,940	$71,821,525	699,820	$56,623,085

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by the COVID-19 virus and its variants (COVID-19), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. COVID-19 and efforts to contain its spread may also exacerbate other pre-existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The COVID-19 pandemic and its effects are expected to continue, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on the UK, European and broader global economies, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition to Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2022 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Realty Shares, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Realty Shares, Inc. (the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS REALTY SHARES,  INC.

TAX INFORMATION—2022 (Unaudited)

For the calendar year ended December 31, 2022, for individual taxpayers, the Fund designates $2,278,697 as qualified dividend income eligible for reduced tax rates, long-term capital gain distributions of $394,119,085 taxable at the maximum 20% rate, long-term capital gain distributions of $3,597,861 taxable at the 25% maximum rate, and $94,374,979 as qualified business income. In addition, for corporate taxpayers, 0.57% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the U.S Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS REALTY SHARES,  INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Joseph M. Harvey 1963	Director, Chair	Until Next Election of Directors	Chief Executive Officer since 2022 and President since 2003 of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor), and Chief Executive Officer since 2022 and President since 2004 of Cohen & Steers, Inc. (CNS). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	21	Since 2014

Adam M. Derechin 1964	Director	Until Next Election of Directors	Chief Operating Officer of CSCM since 2003 and CNS since 2004. President and Chief Executive Officer of the Funds from 2005 to 2021.	21	Since 2021

(table continued on next page)

COHEN & STEERS REALTY SHARES,  INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Independent Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	CFA; From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	21	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) since July, 2018; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; former Adjunct Professor and Executive-In-Residence, Bethel University, 2015 to 2022; former Board Member and Investment Committee member, Bethel University Foundation, 2010 to 2022; former Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	21	Since 2015

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COHEN & STEERS REALTY SHARES,  INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board member and Audit Committee Chairman of inTEST Corporation since 2020; Chairman of the Advisory Board of Centri Consulting LLC since 2022.	21	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; President, Bank of America Private Bank from 2005 to 2008; and prior to that, Executive Vice President, Fleet Private Clients Group, from 2003 to 2004.	21	Since 2015

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COHEN & STEERS REALTY SHARES,  INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	President and CIO of Ledge Harbor Management since 2016; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; former Independent Director of Cartica Management, LLC, 2015 to 2022; formerly, worked at Bessemer Trust Company from 1999 to 2014; Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	21	Since 2017

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COHEN & STEERS REALTY SHARES,  INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Ramona Rogers-Windsor 1960	Director	Until Next Election of Directors	CFA; Member, Capital Southwest Board of Directors since March 2021; member, Thomas Jefferson University Board of Trustees since 2020; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	21	Since 2021

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS REALTY SHARES, INC.

The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, Vice President and Chief Compliance Officer of Weiss Multi-Strategy Advisers LLC since 2011.	Since 2019

Jon Cheigh 1972	Vice President	Chief Investment Officer of CSCM since October 2019 and Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2007.	Since 2007

Jason A. Yablon 1979	Vice President	Executive Vice President of CSCM effective January 2022. Prior to that, Senior Vice President of CSCM since 2014.	Since 2012

Mathew Kirschner 1979	Vice President	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2010.	Since 2020

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer and Vice President

Jon Cheigh

Vice President

Jason A. Yablon

Vice President

Mathew Kirschner

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

SS&C GIDS, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—CSJAX
Class C—CSJCX
Class F—CSJFX*
Class I—CSJIX
Class L—CSRSX
Class R—CSJRX
Class Z—CSJZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

Realty Shares

Annual Report December 31, 2022

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

CSJAXAR

Item 2. Code of Ethics.

The registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR (the “Code of Ethics”) that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics, as described in Form N-CSR, during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. The registrant’s board has determined that Ramona Rogers-Windsor qualifies as an audit committee financial expert based on her years of experience in the investment management and financial services industry. Each of Messrs. Clark and Maginnis and Ms. Rogers-Windsor is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2022 and December 31, 2021 for professional services rendered by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$49,317	$47,420
Audit-Related Fees	$0	$0
Tax Fees	$6,100	$5,865
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2022	2021
Registrant	$6,100	$5,865
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY SHARES, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date:	March 3, 2023